Exhibit 10.18
                                LEASE AGREEMENT

                               TABLE OF CONTENTS

Paragraph                                                                   Page


1.   Fundamental Lease Provisions.......................................     1
2.   Premises...........................................................     1
3.   Use................................................................     1
4.   Rent...............................................................     2
5.   Term ..............................................................     3
6.   Possession.........................................................     3
7.   Rules and Regulations and Common Area..............................     3
8.   Parking ...........................................................     3
9.   Expenses of Operation and Maintenance of the Complex...............     3
10.  Acceptance and Surrender of Premises ..............................     3
11.  Alterations and Additions .........................................     4
12.  Tenant Maintenance ................................................     4
13.  Utilities .........................................................     4
14.  Taxes .............................................................     4
15.  Liability Insurance ...............................................     5
16.  Tenant's Property Insurance and Worker's Compensation .............     5
17.  Landlord's insurance; Waiver of Subrogation .......................     5
18.  Indemnification; Exemption of Landlord from Liability .............     5
19.  Compliance ........................................................     5
20.  Liens .............................................................     5
21.  Assignment and Subletting .........................................     5
22.  Subordination and Mortgages .......................................     6
23.  Entry by Landlord .................................................     6
24.  Bankruptcy; Tenant's Default ......................................     6
25.  Abandonment .......................................................     7
26.  Destruction .......................................................     7
27.  Eminent Domain ....................................................     7
28.  Sale or Conveyance by Landlord ....................................     7
29.  Attornment to Lender or Third Party ...............................     7
30.  Holding Over ......................................................     7
31.  Certificate of Estoppel ...........................................     8
32.  Construction Changes ..............................................     8
33.  Rght of Landlord to Perform .......................................     8
34.  Attorney's Fees ...................................................     8
35.  Waiver ............................................................     8
36.  Notices ...........................................................     8
37.  Examination of Lease ..............................................     8
38.  Default by Landlord ...............................................     8
39.  Corporate Authority ...............................................     8
40.  Limitation of Liability ...........................................     8
41.  Brokers ...........................................................     8
42.  Signs .............................................................     8
43.  Hazardous Materials ...............................................     9
44.  Interest ..........................................................     9
45.  Miscellaneous and General Provisions ..............................     9

Exhibits
     A   Legal Description
     B   Site Plan of Complex and Building
     C   Tenant Improvements Workletter
     D   Acknowledgment of Commencement
     E   Hazardous Materials

Riders
         Addendum to Lease dated
     -------------------------------------
         3/22/96
     -------------------------------------

     -------------------------------------

NNN

                                LEASE AGREEMENT

DATED: February 20 , 1996

LANDLORD: Geomax, A California General Partnership

TENANT: Elantec, Inc., a Delaware Corporation

1.   FUNDAMENTAL LEASE PROVISIONS.

A. PREMISES: Approximately 23,886 square feet of leasable area in the Building containing approximately 23,886 leasable square feet located on a parcel of land in the County of Santa Clara, State of California, as more particularly described in the legal description attached as Exhibit A hereto, with a common address of Trade Zone Boulevard, Milpitas, California 95035
     The Location of Premises is indicated on the site plan attached as Exhibit B hereto. (Paragraph 2)

B. LEASE TERM: eighty-four (84) full calendar months, plus any partial month at the beginning of the Lease Term. (Paragraph 5)

C. COMMENCEMENT DATE: October 1, 1996, or twenty four (24) hours after substantial completion of the Tenant Improvements, whichever is later. (Paragraph 5)

D.   INITIAL BASIC RENT: (Paragraph 4.A)
     Lease Months                  Basic Rent                    Basic Rent
     (inclusive)                   (per leasable sq.ft.)         (total)

     01-36:                        $.88 NNN                       $21,019.68
     37-84:                        $.99 NNN                       $23,647.14

E.   TENANT'S SHARE: one hundred   percent (100%). (Paragraph 4.E)

F. PREPAID RENT: $21,019.68 for the first (lst) month(s) of the Lease Term. (Paragraph 4.H)

H.   SECURITY DEPOSIT: $ 23,647.14. (Paragraph 4.G)

I. PERMITTED USE: General office, sales, design, engineering, research and development, storage, and other legal related uses. (Paragraph 3)

J.   NUMBER OF PARKING SPACES: Up to eighty five (85). (Paragraph 8)

K.   ADDRESSES FOR NOTICES AND PAYMENT OF RENT (Paragraphs 4.F and 36):

     To Landlord:                           To Tenant:
           Geomax                                 Elantec, Inc.
           2025 Gateway Place, #124               1996 Tarob Court
           San Jose, CA 95110                     Milpitas, CA  95035
           Facsimile No.:                         Facsimile No.: (408) 945-9305

L.   TENANT'S BROKER:            Bishop Hawk, Inc.
     (Paragraph 41)

M.   GUARANTORS: None

N. OTHER PROVISIONS: The following Riders are added hereto and included as part of this Lease:

     Rider No.           Paragraph No.            Title

     ---------------     ---------------------    ----------------------------
     ---------------     ---------------------    ----------------------------
     ---------------     ---------------------    ----------------------------


Each reference in this Lease to any of the provisions in this Paragraph 1 shall be construed to incorporate all of the terms of each such provision. In the event of any conflict between this Paragraph 1 and the balance of the Lease, the balance of the Lease shall control.

2. PREMISES. Landlord hereby Leases to Tenant and Tenant hereby Leases from Landlord for the term, at the Rent and upon the terms and conditions hereinafter set forth, that certain space ("Premises") within that certain building ("Building") described in Paragraph 1.A. As used herein, the "Complex" shall mean and include all of the land described in Exhibit A and shown on Exhibit B attached hereto, and all of the buildings, improvements, fixtures and equipment now or hereafter situated on said land.

     Said letting and hiring is upon and subject to the terms, covenants and conditions hereinafter set forth, and Tenant covenants as a material part of the consideration for this Lease to perform and observe each and all of said terms, covenants and conditions. This Lease is made upon the conditions of such performance and observance.

     Landlord agrees to construct any improvements to the Premises ("Tenant Improvements") as may be described in Exhibit C attached hereto and incorporated herein by reference, upon such terms and conditions as are set forth in such Exhibit C. The Tenant Improvements shall be deemed substantially complete when Landlord notifies Tenant in writing that the Tenant Improvements (if any) are substantially completed in accordance with Exhibit C, subject only to "punch list" items that do not materially diminish the usefulness of the Premises.

3. USE. Tenant shall use the Premises only in conformance with applicable governmental laws, regulations, rules and ordinances, including without limitation the Americans With Disabilities Act of 1990 (the "ADA"), and solely for the purpose specified in Paragraph 1.1 and for no other purpose. Tenant shall not do or permit to be done in or about the Premises or the Complex nor bring or keep or permit to be brought or kept in or about the Premises or the Complex anything which is prohibited by or will in any way increase the existing rate of (or otherwise affect) fire or any insurance covering the Complex or any part thereof, or any of its contents, or will cause a cancellation of any insurance covering the Complex or any part thereof, or any of its contents. Tenant shall not do or permit to be done anything in, on or about the Premises or the Complex which will in any way obstruct or interfere with the rights of other tenants or occupants of the Complex or injure or annoy them, or use or allow the Premises to be used for any improper, immoral unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises or the Complex. No sale by auction shall be permitted on the Premises. Tenant shall not place any loads upon the floors, walls, or ceiling, which endanger the structure, or place any harmful fluids or other materials in the drainage system of the Building, or overload existing electrical or other mechanical systems. No waste materials or refuse shall be dumped upon or permitted to remain upon any part of the Premises or outside of the Building in which the Premises are a part, except in trash containers placed inside exterior enclosures designated by Landlord for that purpose or inside of the Building proper where designated by Landlord. No materials, supplies, equipment, finished products or semi-finished products, raw materials or articles of any nature shall be stored upon or permitted to remain outside the premises or on any portion of the Common Area of the Complex. No loudspeaker or other device, system or apparatus which can be heard outside the Premises shall be used in or at the Premises without the prior written consent of Landlord. Tenant shall not commit or suffer to be committed any waste in or upon the Premises. Tenant shall indemnify, defend and hold Landlord harmless against any loss, expense, damage, attorneys fees, or liability arising out of failure of Tenant to comply with any applicable law. Tenant shall comply with any covenants, conditions, or restrictions ("CC&R's") affecting the Premises. The provisions of this Paragraph are for the benefit of Landlord only and shall not be construed to be for the benefit of any tenant or occupant of the Complex.

4.   RENT

     A. Basic Rent. Tenant agrees to pay to Landlord the sum set forth in Paragraph 1.D hereof as "Basic Rent", in lawful money of the United States of America, without deduction, offset, prior notice, or demand, on the first day of every calendar month of the term hereof, and Landlord agrees to accept such sum as Basic Rent for the premises.

     B. Basic Rent Adjustment. On the first day of each calendar month described in Paragraph 1.G hereof (hereinafter referred to as an "Adjustment Date"), the Basic Rent provided for in Paragraph 4.A above shall be adjusted in accordance with the following formula based on the Consumer Price Index ("CPI") for all Urban consumers "All Items", San Francisco-Oakland-San Jose (1982-84=100, standard reference base) published by the Bureau of Labor Statistics, U.S. Department of Labor (the "Index" published nearest but prior to the first day of the lease term or the last previous Adjustment Date as applicable (the "Beginning Index") and the Index which is published nearest but prior to the current Adjustment Date (the "Adjustment Index"). On each Adjustment Date, the Basic Rent shall be increased by an amount equal to the product obtained by multiplying the then current Basic Rate by a fraction, the numerator of which is the Adjustment Index and the denominator of which is the Beginning Index. On such adjustment, the parties shall execute an amendment to the Lease stating the new (adjusted) Basic Rent. If the Index is changed so that the Base Year of the Index differs from that used as of the month immediately preceding the month in which the term commences, the Index shall be converted in accordance with the conversion factor published by the United States Department of Labor, Bureau of Labor Statistics. If the Index is discontinued or revised during the term, such other government index or other computation with which it is replaced shall be used in order to obtain substantially the same result as would be obtained if the Index had not been discontinued or revised. In no event shall the Basic Rent following any Adjustment Date be less than the Basic Rent in existence immediately prior to such Adjustment Date.

     C. Partial Months. In the event that the term of this lease commences on a date other than the first day of a calendar month, on the Commencement Date Tenant shall pay to Landlord as rent for the period from such Commencement Date to the first day of the first full calendar month that proportion of the monthly rent hereunder which the number of days between such Commencement Date and the first day of the next succeeding calendar month bears to thirty (30), and such partial first month shall not be counted when computing the number of months in the term of this lease. In the event that the term of this Lease for any reason is terminated on a date other than the last day of a calendar month, on the first day of the last calendar month of the term hereof Tenant shall pay to Landlord as rent for the period from said first day of said last calendar month to and including the last day of the term hereof that proportion of the monthly rent hereunder which the number of days between said first day of said last calendar month and the last day of the term hereof bears to thirty (30).

     D. Late Charge. Notwithstanding any other provision of this Lease, if Tenant is delinquent in the payment of rental as set forth in this Paragraph 4 when due, or any part thereof, Tenant agrees to pay Landlord, in addition to the delinquent rental due, a Late charge for each rental payment which is not received by Landlord within ten (10) days after due date for such payment. Said Late charge shall equal ten (10%) percent of each rental payment so in default. In the event that a late charge is payable hereunder, whether or not collected for three (3) consecutive installments of rent, then rent shall automatically become due and payable three (3) months in advance, rather than monthly notwithstanding Paragraph 4 or any other provision of this Lease to the contrary.

     E. Additional Rent. Beginning with the Commencement Date of the term of this Lease, Tenant shall pay to Landlord in addition to the Basic Rent and as Additional Rent the following:

          (1) Tenant's proportionate share ("Tenant's Share") as specified in Paragraph 1.E, of all Real Property Taxes relating to the Complex, as set forth in Paragraph 14, and

          (2) Tenant's Share of all property insurance premiums relating to the Complex, as set forth in Paragraph 15, and

          (3) Tenant's Share of expenses for the operation, management, maintenance and repair of the Building (including Common Areas of the Building) and Areas of the Complex in which the Premises are Located, as set forth in Paragraph 9, and

          (4) All charges, costs and expenses, which Tenant is required to pay hereunder, together with all interest and penalties, costs and expenses including attorneys' fees and legal expenses, that may accrue thereto in the event of Tenant's failure to pay such amounts, and all damages, reasonable costs and expenses which Landlord may incur by reason of default of Tenant or failure on Tenant's part to comply with the terms of this Lease. In the event of nonpayment by Tenant of Additional Rent, Landlord shall have all the rights and remedies with respect thereto as Landlord has for nonpayment of rent.

     The Additional Rent due hereunder shall be paid to Landlord or Landlord's agent (i) within ten (10) days for taxes and insurance and within ten (10) days for all other Additional Rent items after presentation of an invoice from Landlord or Landlord's agent setting forth such Additional Rent, and/or (ii) at the option of Landlord, Tenant shall pay to Landlord monthly, in advance, Tenant's Share of an amount estimated by Landlord to be Landlord's approximate average monthly expenditure for such Additional Rent items, which estimated amount shall be reconciled at the end of each calendar year as compared to Landlords actual expenditure for said Additional Rent Items, with Tenant paying to Landlord, upon demand, any amount of actual expenses expended by Landlord in excess of said estimated amount, or Landlord refunding to Tenant (providing Tenant is not in default in the performance of any of the terms, covenants and conditions of this Lease) any amount of estimated payments made by Tenant in excess of Landlord's actual expenditures for said Additional Rent items.

     The respective obligations of Landlord and Tenant under this Paragraph shall survive the expiration or other termination at the term of this Lease, and if the term hereof shall expire or shall otherwise terminate on a day other than the last day of a calendar year, the actual Additional Rent incurred for the calendar year in which the term hereof expires or otherwise terminates shall be determined and settled on the basis of the statement of actual Additional Rent for such calendar year and shall be prorated in the proportion which the number of days in such calendar year preceding such expiration or termination bears to 365.

     F. Place of Payment of Rent and Additional Rent. All Basic Rent hereunder and all payments hereunder for Additional Rent shall be paid to Landlord at the address of Landlord as specified in Paragraph 1.K or such other place as Landlord may from time to time designate in writing.

     G. Security Deposit. Concurrently with Tenant's execution of this Lease, Tenant shall deposit with Landlord the sum specified in Paragraph 1.H hereof as a "Security Deposit". Said sum shall be held by Landlord as a Security Deposit for the faithful performance by Tenant of all of the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the Lease Term, and shall not in any event be used or applied by Tenant as "last month's rent." If Tenant defaults with respect to any provision of this Lease, including, but not limited to, the provisions relating to the payment of rent and any of the monetary sums herewith, Landlord may (but shall not be required to) use, apply or retain all or any part of the security deposit for the payment of any other amount which Landlord may spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said Security Deposit is so used or applied, Tenant shall, within ten (10) days after written demand therefor, deposit cash with Landlord in the amount sufficient to restore the Security Deposit to its original amount. Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep this Security Deposit separate from its general funds and Tenant shall not be entitled to interest on such Security Deposit. If Tenant fully and faithfully performs every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Tenant at Landlord's option, to the last assignee of Tenant's interest hereunder) at the expiration of the Lease term and after Tenant has vacated the Premises. In the event of termination of Landlord's interest in this Lease, Landlord shall transfer said Security Deposit to Landlord's successor in interest whereupon Landlord shall be released from liability for the return of such Security Deposit or the accounting therefor.

     H. Prepaid Rent. Concurrently with Tenant's execution of this Lease, Tenant shall pay to Landlord the sum specified in Paragraph 1.F as prepaid rent for the months designated therein.

                                                  Landlord's Initials: Q/M
                                                                      ---------
                                                  Tenant's Initials:  DOB
                                                                      ---------
NNN

5. TERM. The term of this Lease shall be for a period of time specified in Paragraph 1.B (unless sooner terminated as hereinafter provided) and, subject to Paragraph 6, shall commence on the commencement date ("Commencement Date") specified in Paragraph 1.C. Within 10 days following the Commencement Date of the Lease Term, Tenant will execute and deliver to Landlord a certificate substantially in the form of Exhibit D indicating any exceptions thereto which may exist at that time. Tenant's failure to execute and deliver such certificates within such time limit shall constitute an unqualified acceptance of the Premises and acknowledgment that the statements contained in Exhibit D are true and correct without exception.

6. POSSESSION. If Landlord, for any reason whatsoever, cannot deliver possession of said Premises to Tenant on the date set forth in Paragraph 1.C or any other date, this Lease shall not be void or voidable; no obligation of Tenant shall be affected thereby; nor shall Landlord or Landlord's agents be liable to Tenant for any loss or damage resulting therefrom; but in that event the commencement and termination dates of the Lease, and all other dates affected thereby shall be revised to conform to the date of Landlord's delivery to Tenant of possession of the Premises, and the Lease Term shall be extended for a period equal to the delay in delivery of possession, plus the number of days necessary to end the Lease Term on the last day of a month. The above is, however, subject to the provision that the period of delay of delivery of the Premises shall not exceed 180 days from the date specified in Paragraph 1.C (except those delays caused by Acts of God, strikes, war, utilities, governmental bodies; weather, unavailable materials, and delays beyond Landlord's control shall be excluded in calculating such period) in which instance Tenant, at its option, may, by written notice to Landlord within ten
(10) days after the end of the 180-day period, terminate this Lease and the parties shall have no further liability thereafter accruing under this Lease.

7. RULES AND REGULATIONS AND COMMON AREA. Subject to the terms and conditions of this Lease and such rules and regulations as Landlord may from time to time prescribe, Tenant and Tenant's employees, invitees and customers shall, in Common with other occupants of the Complex in which the Premises are located, and their respective employees, invitees and customers, and others entitled to the use thereof, have the non-exclusive right to use the access roads, parking areas, and facilities provided and designated by Landlord for the general use and convenience of the occupants of the Complex in which the Premises are located, which areas and facilities are referred to herein as "Common Area". This right shall terminate upon the termination of this Lease. Landlord reserves the right from time to time to make changes in the shape, size, location, amount and extent of Common Area. Landlord further reserves the right to promulgate such reasonable rules and regulations relating to the use of the Common Area, and any part or parts thereof, as Landlord may deem appropriate for the best interests of the occupants of the Complex. The rules and regulations shall be binding upon Tenant upon delivery of a copy of them to Tenant, and Tenant shall abide by them and use its best efforts to cause its agents, employees, contractors and invitees to cooperate in their observance. Such rules and regulations may be amended by Landlord from time to time, with or without advance notice, and all amendments shall be effective upon delivery of a copy to Tenant. Landlord shall not be responsible to Tenant for the non-performance by any other tenant or occupant of the Complex of any of said rules and regulations.

     Landlord shall operate, manage and maintain the Common Area. The manner in which the Common Area shall be maintained and the expenditures for such maintenance shall be at the discretion of Landlord.

8. PARKING. Tenant shall have the non-exclusive right, in common with other tenants or occupants of the Complex, to use the number of parking spaces in the common parking areas of the Complex as is specified in Paragraph 1.J. Neither Tenant nor Tenant's employees, agents, representatives and/or invitees shall use parking spaces in excess of said number of spaces allocated to Tenant hereunder. Tenant acknowledges that certain other tenants of the Complex may have exclusive parking rights to certain parking spaces in the parking areas of the Complex, and that Tenant shall have no right to use such exclusive spaces upon receiving notice of the location of such exclusive spaces from Landlord. Landlord shall have the right (but not the obligation), at Landlord's sole discretion, from time to time to regulate reasonable rules and regulations as described in Paragraph 7 regarding the operation of the parking areas, including without limitation the specific designation of the location of Tenant's parking spaces within the common parking areas of the Complex. Landlord shall also have the right to implement a system of parking charges, vouchers, fines or other parking control fees to be paid by Tenant and/or the users of the Common Areas, if so required by any governmental agency having jurisdiction over the Complex.

     Tenant shall not at any time, park, or permit to be parked, any trucks or vehicles adjacent to the loading areas so as to interfere in any way with the use of such areas, nor shall Tenant at any time park, or permit the parking of Tenant's trucks or other vehicles or the trucks and vehicles of Tenant's suppliers or others, in any portion of the common area not designated by Landlord for such use by Tenant. Tenant shall not park nor permit to be parked, any inoperative vehicles or equipment on any portion of the common parking area or other common areas of the Complex, or use the same for storage. Tenant agrees to assume responsibility for compliance by its employees with the parking provisions contained herein.

     If Tenant or its employees park in other than such designated parking areas, then Landlord may charge Tenant, as an additional charge, and Tenant agrees to pay, ten ($10.00) dollars per day for each day or partial day each such vehicle is parked in any area other than that designated. Tenant hereby authorizes Landlord at Tenant's sole expense to tow away from the Complex any vehicle belonging to Tenant or Tenant's employees parked in violation of these provisions, or to attach violation stickers or notices to such vehicles. Landlord shall have no obligation to Tenant to police the parking areas or enforce any private or public parking restrictions, which enforcement shall be at Landlord's sole and absolute descretion.

9. EXPENSES OF OPERATION AND MAINTENANCE OF THE COMPLEX. As Additional Rent and in accordance with Paragraph 4.E of this Lease, and except for those expenses required to be paid exclusively by Tenant as set forth in Paragraphs 12 and 13 or elsewhere in this Lease, Tenant shall pay to Landlord Tenant's Share of all expenses of operation, management, maintenance and repair of the Building, Complex and Common Areas including, but not limited to, all sums expended in connection with the Common Areas and Building exteriors for all general maintenance and repairs; license, permit, and inspection fees; security; utility charges associated with exterior landscaping and lighting (including water and sewer charges); janitorial services; trash removal; fire protection systems; general liability insurance protecting against claims related to the condition, use or occupancy of the Common Areas (in such amounts and providing such coverage as determined in Landlord's sole discretion); exterior window cleaning; maintenance of landscaped areas, irrigation systems, lakes, parking lots, sidewalks, driveways, and stairways, including resurfacing, restriping, cleaning and sweeping; maintenance, repair and replacement of all Building systems and fixtures, including without limitation electrical, mechanical, lighting, plumbing, and telecommunication systems including without limitation intra-Building telephone, telecommunication and network cabling which telecommunication systems are located outside of the Premises, except as otherwise provided in Paragraph 12 below; repair and replacement of roofs and structural elements of the buildings (excluding new capital improvements); salaries and employee benefits of on-site personnel and payroll taxes applicable thereto; fees for accounting, bookkeeping, expense collection, and other management services rendered by Landlord and/or by a third party manager engaged by Landlord (which may be a party affiliated with Landlord), except that the total amount charged for such management services and included in Tenant's share of expenses shall not exceed the rate of three percent (3%) of the then current Basic Rent payable by Tenant for each respective month; taxes on personal property, equipment and machinery utilized in the operation of the Common Area; supplies, materials, equipment and tools; maintenance and/or insurance contracts covering all or any of the repairs or maintenance described in this Paragraph 9; reasonable reserves for roof repairs, parking for resurfacing and other similar items of major repair and maintenance; and the cost of complying with rules, regulations and orders of governmental authorities, including without limitation maintenance, alterations and repairs required in connection therewith.

     "Additional Rent" as used herein shall not include Landlord's debt repayments; interest on charges; expenses directly or indirectly incurred by Landlord for the benefit of any other tenant; cost for the installation of partitioning or any other tenant improvements; cost of attracting tenants; depreciation; interest, or executive salaries.

10. ACCEPTANCE AND SURRENDER OF PREMISES. By entry hereunder, Tenant accepts the Premises as being in good and sanitary order, condition and repair and accepts the Building and improvements included in the Premises in their present condition and without representation or warranty by Landlord as to the condition of such Building, the use or occupancy which may be made thereof, or the precise square footage of the Building or the Premises. Any exceptions to the foregoing must be by written agreement executed by Landlord and Tenant. Tenant agrees on the last day of the Lease Term, or on the sooner termination of this Lease to surrender the Premises promptly and peaceably to Landlord in good condition and repair (damage by Acts of God, fire, and normal wear and tear excepted), with all interior walls painted, or cleaned so that they appear freshly painted, and repaired and replaced, if damaged; all floors cleaned and waxed; all carpets cleaned and shampooed; the air conditioning and heating equipment serviced by a reputable and licensed service firm and in good operating condition (provided the maintenance of such equipment has been Tenant's responsibility during the term of this Lease) together with all alterations, additions, and improvements which may have been made in, to, or on the Premises (except movable trade fixtures installed at the expense of Tenant); provided, however, that Tenant shall ascertain from Landlord within thirty (30) days before the end of the term of this Lease whether Landlord desires to have the Premises or any part or parts thereof restored to their condition and configuration as when the Premises were delivered to Tenant and if Landlord shall so desire, then Tenant shall restore said Premises or such part or parts thereof before the end of this Lease at Tenant's sole cost and expense. Tenant, on or before the end of the term or sooner termination of this Lease, shall remove all of Tenant's personal property and trade fixtures from the Premises, and all property not so removed on or before the end of the term or sooner termination of this Lease shall be deemed abandoned by Tenant and title to same shall thereupon pass to Landlord without

                                                  Landlord's Initials: M/Q
                                                                      ---------
                                                  Tenant's Initials:  DOB
                                                                      ---------
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

compensation to Tenant. Landlord may, upon termination of this Lease, remove all moveable furniture and equipment so abandoned by Tenant, at Tenant's sole cost, and repair any damage caused by such removal at Tenant's sole cost. If the Premises are not surrendered at the end of the term or sooner termination of this Lease, Tenant shall indemnify Landlord against loss or liability resulting from the delay by Tenant in so surrendering the Premises including, without limitation, any claims made by a succeeding tenant founded on such delay. Nothing contained herein shall be construed as an extension of the term hereof or as a consent of Landlord to any holding over by Tenant. The voluntary or other surrender of this Lease or the Premises by Tenant or a mutual cancellation of this Lease shall not work as a merger and, at the option of Landlord, shall either terminate all or any existing subleases or subtenancies or operate as an assignment to Landlord of all or any such subleases or subtenancies.

11. ALTERATIONS AND ADDITIONS. Tenant shall not make, or suffer to be made, any alteration or addition to the Premises, or any part thereof, without the written consent of Landlord first had and obtained by Tenant. All work with respect to any alteration or addition shall be done in a good and workmanlike manner, shall be under the supervision of a competent architect or competent licensed structural engineer, and shall be made in accordance with all applicable laws, ordinances, codes and regulations related thereto and the plans and specifications with respect thereto shall be approved in writing by Landlord before commencement of work. Landlord's approval of Tenant's plans and specification shall create no responsibility or liability on the part of Landlord for their completeness, design sufficiency or compliance with governmental Laws, rules or regulations.

     Tenant agrees that it will not proceed to make such alteration or additions, without having obtained consent from Landlord to do so, and until five (5) days after the receipt of such consent, in order that Landlord may post appropriate notices to avoid any liability to contractors or material suppliers for payment for Tenant's improvements. Tenant will at all times permit such notices to be posted and to remain posted until the completion of work. Tenant shall, if required by Landlord, secure at Tenant's own cost and expense, a completion and lien indemnity bond, satisfactory to Landlord, for such work. Tenant further covenants and agrees that any mechanic's lien filed against the Premises or against the Complex for work claimed to have been done for, or materials claimed to have been furnished to Tenant, will be discharged by Tenant, by bond or otherwise, within ten (10) days after the imposition thereof, at the cost and expense of Tenant. Any exceptions to the foregoing must be made in writing and executed by both Landlord and Tenant. Upon completion of the work, Tenant shall file a Notice of Completion as permitted by law in the Office of the County Recorder where the Premises is located.

     Any addition to, or alteration of, the Premises, except moveable furniture and trade fixtures, shall at once become apart of the Premises and belong to Landlord. Tenant shall retain title to all moveable furniture and trade fixtures placed in the Premises. All heating, lighting, electrical, air conditioning, floor to ceiling partitioning, drapery, carpeting, and floor installations made by Tenant, together with all property that has become an integral part of the Premises, shall not be deemed trade fixtures.

12. TENANT MAINTENANCE. Tenant shall, at its sole cost and expense, keep and maintain the Premises (including appurtenances) and every part thereof in a high standard of maintenance and repair, and in good and sanitary condition. Tenant's maintenance and repair responsibilities herein referred to include, but are not limited to, all windows, window frames, plate glass, glazing, and truck doors; plumbing systems (such as water and drain lines, sinks, toilets, faucets, drains, showers and water fountains); electrical systems (such as panels, conduits, outlets, lighting fixtures, lamps, bulbs, tubes, and ballasts); heating and air conditioning systems (such as compressors, fans, air handlers, ducts, mixing boxes, thermostats, time clocks, boilers, heaters, supply and return grills); telecommunication systems within the premises (including without limitation all distribution throughout the Premises from Tenant's telephone/computer closets), and telecommunication systems located outside of the Premises (including without limitation intra-Building telephone, telecommunication and network cabling) installed to exclusively serve all or any portion of the Premises; all interior improvements within the Premises including but not limited to wall coverings, window coverings, carpet, floor coverings, partitioning, ceilings, doors (both interior and exterior), including closing mechanisms, latches, locks, and skylights, if any; automatic fire extinguishing systems; and all other interior improvements of any nature whatsoever. Tenant agrees to provide carpet shields under all rolling chairs or to otherwise be responsible for wear and tear of the carpet caused by such rolling chairs if such wear and tear exceeds that caused by normal foot traffic in surrounding areas. Areas of excessive wear in the Premises shall be replaced at Tenant's sole expense upon lease termination. Tenant shall contract with a service company for the quarterly maintenance of the heating and air conditioning equipment, with a copy of the service contract to be furnished to Landlord within ten (10) days after opening for business, and a copy of any subsequent contracts to be furnished from time to time; provided, however, that Landlord reserves the right to contract with a service company for the quarterly maintenance of the heating and air conditioning equipment in the Premises, in which event Tenant shall reimburse the cost thereof to Landlord upon demand therefor. If Tenant needs to access Building system, including without limitation the Building telecommunications system, Tenant shall have the right to do so only upon the prior written consent of Landlord and by utilization of a contractor consented to by Landlord, provided that despite any such consent by Landlord, Tenant shall remain fully responsible for the acts, omissions and negligence of any such contractor. Tenant hereby waives all rights, statutory or otherwise, to make repairs for or at the expense of Landlord.

13. UTILITIES. Tenant shall pay promptly, as the same become due, all charges for water, gas, electricity, telephone, telex and other electronic communications service, sewer service, waste pick-up and any other utilities, materials or services furnished directly to or used by Tenant on or about the Premises during the term of this Lease, including, without limitation, any temporary or permanent utility surcharge or other exactions whether or not hereinafter imposed. If any such services and utilities are not separately metered to the Premises, Tenant shall pay Landlord for the cost of installing separate meters if requested by Landlord. Tenant shall pay an equitable portion of all charges which are jointly metered, with the determination of Tenant's equitable portion to be made by Landlord. Tenant shall pay for any and all telecommunication or other utility system modifications or additions which it may require and which Landlord expressly agrees to provide pursuant to the terms of this Lease or any subsequent written agreement, provided, however, that nothing in this Lease shall require Landlord to provide, modify or install any utility system or utility system component for Tenant's use except to the extent that the same is required by an express written agreement between Landlord and Tenant. Landlord shall not be liable for and Tenant shall not be entitled to any damages or any abatement or reduction of rent by reason of any interruption or failure of utility services to the Premises.

14. TAXES.
     A. As Additional Rent and in accordance with Paragraph 4.E of this Lease, Tenant shall pay to Landlord Tenant's Share of all Real Property Taxes. The term "Real Property Taxes," as used herein, shall mean (i) all taxes, assessments, levies and other charges of any kind or nature whatsoever, general and special, foreseen and unforeseen (including all installments of principal and interest required to pay any general or special assessments for public improvements and any increases resulting from reassessments caused by any change in ownership of the Complex) now or hereafter imposed by any governmental or quasi-governmental authority or special district having the direct or indirect power to tax or levy assessments, which are levied or assessed against, or with respect to the value, occupancy or use of, all or any portion of the Complex (as now constructed or as may at any time hereafter be constructed, altered, or otherwise changed) or Landlord's interest therein; any improvements located within the Complex (regardless of ownership); the fixtures, equipment and other property of Landlord, real or personal, that are an integral part of and located in the Complex; or parking areas, public utilities, or energy within the Complex; (ii) all charges, levies or fees imposed by reason of environmental regulation or other governmental control of the Complex; and (iii) all costs and fees (including attorneys' fees) incurred by Landlord in contesting any Real Property tax and in negotiating with public authorities as to any Real Property Tax. If at any time during the term of this Lease the taxation or assessment of the Complex prevailing as of the commencement date of this Lease shall be altered so that in lieu of or in addition to any Real Property Tax described above there shall be levied, assessed or imposed (whether by reason of a change in the method of taxation or assessment, creation of a new tax or charge, or any other cause) an alternate or additional tax or charge (i) on the value, use or occupancy of the Complex or Landlord's interest therein or (ii) on or measured by the gross receipts, income or rentals from the Complex, on Landlord's business of leasing the Complex, or computed in any manner with respect to the operation of the Complex, then any such tax or charge, however designated, shall be included within the meaning of the term "Real Property Taxes" for purposes of this lease. If any Real Property Tax is based upon property or rents unrelated to the Complex, then only that part of such real Property Tax that is fairly allocable to the Complex shall be included within the meaning of the term "Real Property Taxes." Notwithstanding the foregoing, the term "Real Property Taxes" shall not include estate, inheritance, gift or franchise taxes of Landlord or the federal or state net income tax imposed on Landlord's income from all sources.

     B.   Taxes on Tenant's Property.

          (1) Tenant shall be liable for and shall pay ten (10) days before delinquency, taxes levied against any personal property or trade fixtures placed by Tenant in or about the Premises. If any such taxes on Tenant's personal property or trade fixtures are levied against Landlord or Landlord's property or if the assessed value of the Premises is increased by the inclusion therein of a value placed upon such personal property or trade fixtures of Tenant and if Landlord, after written notice to Tenant, pays the taxes based on such increased assessment, which Landlord shall have the right to do regardless of the validity thereof (but only under proper protest if requested by Tenant), Tenant shall upon demand, as

                                                  Landlord's Initials: Q/M
                                                                      ---------
                                                  Tenant's Initials:  DOB
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

the case may be, repay to Landlord the taxes so levied against Landlord, or the proportion of such taxes resulting from such increase in the assessment; provided that in any such event Tenant shall have the right, in the name of Landlord and with Landlord's full cooperation (but without cost to Landlord), to bring suit in any court of competent jurisdiction to recover the amount of any such taxes so paid under protest, and any amount so recovered shall belong to Tenant.

          (2) If the Tenant improvements in the Premises, whether installed, and/or paid for by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, are assessed for real property tax purposes at a valuation higher than the valuation at which standard office improvements in other space in the Complex are assessed, then the real property taxes and assessments levied against Landlord or the Complex by reason of such excess assessed valuation shall be deemed to be taxes levied against personal property of Tenant and shall be governed by the provisions of Paragraph 14.8 (1) above. If the records of the County Assessor are available and sufficiently detailed to serve as a basis for determining whether said Tenant improvements are assessed at a higher valuation than standard office improvements in other space in the Complex, such records shall be binding on both the Landlord and the Tenant. if the records of the County Assessor are not available or sufficiently detailed to serve as a basis for making said determination, the actual cost of construction shall be used.

15. LIABILITY INSURANCE. Tenant, at Tenant's expense, agrees to obtain and keep in force during the term of this lease a policy of comprehensive public liability insurance with limits in the amount of not less than $1,000,000 combined single limit coverage per occurrence for injuries to or death of persons occurring in, on or about the Premises or the Complex, and property damage insurance with limits of not less than $500,000. The policy or policies affecting such insurance, certificates of which insurance shall be furnished to Landlord prior to occupancy, shall name Landlord and the beneficiary or mortgagee of any deed of trust or mortgage affecting the Premises as additional insureds, and shall insure any liability of Landlord, contingent or otherwise, with respect to any act or emission of Tenant, its agents, employees or invitees or otherwise by any conduct or transactions of any of said persons in or about or concerning the Premises, including any, failure of Tenant to observe or perform any of its obligations hereunder; shall be issued by an insurance company admitted to transact business in the State of California having a rating of A or better in "Best's insurance Guide's"; and shall provide that the insurance effected thereby shall not be canceled, except upon thirty (30) days' prior written notice to Landlord. Said liability insurance shall be primary and not contributing to any insurance available to Landlord, and Landlord's insurance shall be in excess thereto. If, during the term of this lease, in the considered opinion of Landlord's lender, insurance advisor, or counsel, the amount of insurance described in this Paragraph 15 is not adequate, Tenant agrees to increase said coverage to such reasonable amount as Landlord's lender, insurance advisor, or counsel shall deem adequate.

16. TENANT'S PROPERTY INSURANCE AND WORKER'S COMPENSATION. Tenant shall maintain a policy or policies of fire and property damage insurance in "all risk" form with a sprinkler leakage endorsement insuring the personal property, inventory, trade fixtures, and leasehold improvements within the Premises for the full replacement value thereof. The proceeds from any of such policies shall be used for the repair or replacement of such items so insured. Tenant shall also maintain a policy or policies of worker's compensation insurance and any other employee benefit insurance sufficient to comply with all laws.

17. LANDLORD'S INSURANCE; WAIVER OF SUBROGATION. Landlord shall purchase and keep in force, a policy or policies of casulty insurance covering loss or damage to the Premises, Building and related Common Area improvements in the amount of the full replacement value thereof, providing protection against those perils covered by "all risk" insurance, and including such other casualty endorsements as Landlord may elect. Land shall also maintain at Landlord's election, or if required by Landlord's lender from time to time, earthquake and/or flood damage insurance, worker's compensation insurance, sprinkler leakage insurance and rental income insurance in the amount of one hundred (100%) percent of twelve
(12) months Basic Rent, plus sums paid as Additional Rent. Tenant shall pay to Landlord Tenant's Share of the cost of Landlord's insurance, as described herein, as Additional Rent in accordance with Paragraph 4.E hereof. If such insurance cost is increased due to Tenant's use of the Premises or the Complex, Tenant agrees to pay to Landlord the full cost of such increase. Tenant shall have no interest in or any right to the proceeds of any insurance procured by Landlord as described in this Paragraph 17.

     Landlord and Tenant do each hereby waive their respective rights of recovery against each other to the extent of insurance coverage of the releasing party, from any liability for loss or damage caused by fire or any of the perils included in the releasing party's insurance policies, irrespective of the cause of such fire or casualty; provided, however, that if the insurance policy of either releasing party prohibits such waiver, then this waiver shall not take effect until consent to such waiver is obtained. If such waiver is so prohibited, the insured party affected shall promptly notify the other thereof.

18.  INDEMNIFICATION; EXEMPTION OF LANDLORD FROM LIABILITY.

     A. Subject to Section 2782 of the California Civil Code, Tenant shall defend, indemnify, and hold Landlord and its agents, contractors and employees harmless (except for gross negligence or willful misconduct of Landlord and then only to the extent that insurance actually carried or required to be carried pursuant to the lease does not cover any such loss) from and against any and all obligations, losses, costs, expenses, liability, claims, demands, fines, penalties, attorneys' fees, investigation costs, court costs or expert witness fees incurred in connection with or on account of or arising from any injury or death or property damage resulting from (i) the use, condition or occupancy of the Premises or (ii) any act or omission or negligence of Tenant or Tenant's agents, contractors, employees, or invitees or (iii) any occurrence in, upon or at the Premises from any cause whatsoever or (iv) any breach, violation or non-performance by Tenant of any of its obligations hereunder.

     B. Neither Landlord nor its agents or contractors or employees shall be liable to Tenant, and Tenant waives all claims against Landlord, and its agents, contractors and employees for injury or death to any person (including without limitation Tenant and Tenant's employees) or for damage (including consequential damages) or loss to Tenant's business or for damage or loss to any property (including without limitation Tenant's personal property) by and from all causes, including without limitation (i) any latent or patent defect in the Premises, Building or Complex, or (ii) fire, steam, electricity, gas, dampness, water or rain which may leak or flow from or into any part of the Premises, or
(iii) interruption, breakage, leakage, obstruction or defects of pipes, sprinklers, wires, appliances, or Building Systems, including without limitation plumbing, heating, air conditioning, telecommunications or lighting systems or fixtures, whether the damage or injury results from conditions arising in, upon, or about the Premises, Building or Complex or from other sources of (iv) any act or omission or neglect of any other tenant of the Building or Complex. Tenant shall immediately notify Landlord in writing of any known defect in the Premises. The provisions of this Paragraph 18.B shall not apply to any damage or injury caused bv Landlord's willful misconduct or gross negligence.

19. COMPLIANCE. Tenant, at its sole cost and expense, shall promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now or hereafter in effect; with the requirements of any board of fire underwriters or other similar body now or hereafter constituted; and with any direction or occupancy certificate issued pursuant to law by any public officer; provided, however, that no such failure shall be deemed a breach of these provisions if Tenant, immediately upon notification, commences to remedy or rectify said failure. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any such law, statute, ordinance or governmental rule, regulation, requirement, direction or provision, shall be conclusive of that fact as between Landlord and Tenant. This Paragraph shall not be interpreted as requiring Tenant to make structural changes or structural improvements, except to the extent such changes or improvements are required as a result of Tenant's use of the Premises. Tenant shall, at its sole cost and expense, comply with any and all requirements pertaining to said Premises, of any insurance organization or company, necessary for the maintenance of reasonable fire and public liability insurance covering the Premises.

20. LIENS. Tenants shall keep the Premises and the Complex free from any liens arising out of any work performed, materials furnished or obligation incurred by Tenant. In the event that Tenant shall not, within ten (10) days following the imposition of such lien, cause the same to be released of record, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but not the obligation, to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All sums paid by Landlord for such purpose, and all expenses incurred by it in connection therewith, shall be payable to Landlord by Tenant on demand with interest thereon as specified in Paragraph 44 below.

21.  ASSIGNMENT AND SUBLETTING.

     A. Landlord's Consent Required. Tenant shall not assign, transfer, or hypothecate the leasehold estate under this lease, or any interest herein, and shall not sublet the Premises, or any part thereof, or any right or privilege appurtenant thereto, or suffer any other person or entity to occupy or use the Premises, or any portion thereof, without, in each case, the prior written consent of Landlord, which consent will not be unreasonably withheld. Any attempt to do so without such consent being first had and obtained shall be wholly void and shall constitute a default by Tenant under this lease.


                                                  Landlord's Initials: Q/M
                                                                      ---------
                                                  Tenant's Initials:  DOB
                                                                      ---------
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

     B. Reasonable Consent. If Tenant complies with the following conditions, Landlord shall not unreasonably withhold its consent to the assignment of the Lease or the subletting of the Premises or any portion thereof: Tenant shall submit in writing to Landlord (a) the name and legal composition of the proposed assignee or subtenant; (b) the nature of the proposed assignee's or subtenant's business to be carried on in the Premises; (c) the terms and provisions of the proposed assignment or sublease; (d) such reasonable financial information as Landlord may request concerning the proposed assignee or subtenant including, without limitation, financial history, credit rating and business experience. Tenant acknowledges that Landlord has entered into this lease in reliance on the particular skills, knowledge and experience of Tenant and/or the principal officer of Tenant with respect to the conduct of business in the Premises. Tenant recognizes that Landlord's willingness to put its investment in the Premises at risk under the terms of this Lease is based upon Landlord's judgmental considerations regarding Tenant's abilities as set forth above. Without limiting Landlord's right to refuse to give such consent on any other reasonable grounds, Landlord reserves the right to refuse to give such consent if in Landlord's reasonable business judgment (i) the quality of operation is or may be in any way adversely affected during the Lease term; (ii) the financial worth of the proposed new tenant is less than that of Tenant executing this Lease; (iii) the proposed assignee's or subtenant's use of the Premises involves the storage, use or disposal of any Hazardous Materials; (iv) the proposed assignee or subtenant has been required by any governmental authority to clean up Hazardous Materials; (v) the proposed assignee or subtenant is subject to investigation or enforcement by any governmental authority in connection with the use, disposal or storage of a Hazardous Material, or (vi) investigation discloses other information reasonably unsatisfactory to Landlord.

     C. No Release of Tenant. No consent by Landlord to any assignment or subletting by Tenant shall relieve Tenant of any obligation to be performed by Tenant under this Lease, whether occurring before or after such consent, assignment of the Lease or subletting of the Premisis. Tenant hereby irrevocably assigns to Landlord all rent and other sums from any assignment, transfer or subletting at the Premises, and agrees that Landlord, as assignee and as attorney-in-fact for Tenant, or a receiver for Tenant appointed upon Landlord's application, may collect such Rent and other sums and apply the same as provided in Paragraph 24 upon Tenant's default under this Lease; provided, however, that until the occurrence of any act of default by Tenant under this Lease, its assignee, transferee or subtenant, Tenant shall have the right to collect such sums, provided that fifty percent (50%) of all excess sums in excess of the rent payable by Tenant to Landlord hereunder which any assignee, transferee or subtenant covenants to pay shall belong solely and exclusively to Landlord. Landlord may at its election require as a condition to approval of a proposed assignment, transfer or sublease that the rent due pursuant to the sublease be paid directly to Landlord. In the event Tenant is allowed to assign, transfer or sublet the whole or any part of the Premises, with the prior written consent of Landlord, no assignee, transferee or subtenant shall assign or transfer this Lease, either in whole or in part, or sublet the whole or any part of the Premises, without also having obtained the prior written consent of Landlord. A consent of Landlord to one assignment, transfer, hypothecation, subletting, occupation or use by any other person shall not release Tenant from any of Tenant's obligations hereunder or be deemed to be a consent to any subsequent similar or dissimilar assignment, transfer, hypothecation, subletting, occupation or use by any other person. Any such assignment, transfer, hypothecation, subletting, occupation or use without such consent shall be void and shall constitute a breach of this Lease by Tenant and shall, at the option of Landlord exercised by written notice to Tenant, terminate this Lease. The leasehold estate under this Lease shall not, nor shall any interest therein, be assignable for any purpose by operation of law without the written consent of Landlord.

     D. Form of Consent; Costs. Tenant agrees to reimburse Landlord for Landlord's expenses (including attorney's fees and costs) incurred in conjunction with the processing and documentation of any such requested transfer, assignment, subletting, licensing or concession agreement, change of ownership, mortgage, or hypothecation of this Lease or Tenant's interest in and to the Premises (collectively, "Transfer"). Each Transfer to which there has been consent shall be by an instrument in writing in form satisfactory to Landlord, and shall be executed by the transferor and the transferee in each instance; and each transferee shall agree in writing, for the benefit of Landlord, to assume, to be bound by, and to perform the terms, covenants and conditions of this Lease to be done, kept and performed by Tenant, including the payment of all amounts due or to become due under this Lease directly to Landlord. An executed copy of such written instrument shall be delivered to Landlord. Failure to first obtain in writing Landlord's consent or failure to comply with the provisions of this Paragraph 21 shall operate to prevent any such Transfer from becoming effective.

     E. Acknowledgment of Reasonableness. Tenant agrees that the provisions of this Paragragh 21 are not unreasonable standards or conditions for any purpose, including for purposes of the California Civil Code Section 1951.4(b).

22. SUBORDINATION AND MORTGAGES. In the event Landlord's title or leasehold interest is now or hereafter encumbered by a lien of any mortgage or deed of trust, upon the interest of Landlord in the land and buildings in wnich the demised Premises are located, to secure a Loan from a lender (hereinafter referred to as "Lender") to Landlord, Tenant shall, at the request of Landlord or Lender, execute in writing an agreement subordinating its rights under this Lease to the lien of such mortgage or deed of trust, or, if so requested, agreeing that the lien of Lender's mortgage or deed of trust shall be or remain subject and subordinate to the rights of Tenant under this Lease. Notwithstanding any such subordination, Tenant's possession under this Lease shall not be disturbed if Tenant is not in default and so long as Tenant shall pay all rent and observe and perform all of the provisions set forth in this Lease.

23. ENTRY BY LANDLORD. Landlord reserves, and shall at all reasonable times after 24 hours prior notice (except in emergencies) have, the right to enter the Premises to inspect them; to perform any services to be provided by Landlord hereunder; to submit the Premises to prospective purchasers, lenders, or tenants; to post notices of nonresponsibility; and to alter, improve or repair the Premises and any portion of the Complex, all without abatement of rent; and may erect scaffolding and other necessary structures in or through the Premises where reasonably required by the character of the work to be performed; provided, however that the business of Tenant shall be interfered with to the least extent that is reasonably practical. For each of the foregoing purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in an emergency in order to obtain entry to the Premises, and any entry to the Premises obtained by Landlord by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction, actual or constructive, of Tenant from the Premises or any portion thereof. Landlord shall also have the right at any time to change the arrangement or location of entrances or passageways, doors and doorways, and corridors, elevators, stairs, toilets or other public parts of the Complex and to change the name, number or designation by which the Complex is commonly known, and none of the foregoing shall be deemed an actual or constructive eviction of Tenant, or shall entitle Tenant to any damages or reduction of rent hereunder.

24.  BANKRUPTCY; TENANT'S DEFAULT.

     A. Bankruptcy. The commencement of a bankruptcy action or liquidation action or reorganization action or insolvency action or an assignment of or by Tenant for the benefit of creditors, or any similar action undertaken by Tenant, or the insolvency of Tenant, shall, at Landlord's option, constitute a breach of this Lease by Tenant. If the trustee or receiver appointed to serve during a bankruptcy, liquidation, reorganization, insolvency or similar action elects to reject Tenant's unexpired Lease, the trustee or receiver shall notify Landlord in writing of its election within sixty (60) days after an order for relief in a liquidation action or within thirty (30) days after the commencement of any other action. Within thirty (30) days after court approval of the assumption of this Lease, the trustee or receiver shall cure (or provide adequate assurance to the reasonable satisfaction of Landlord that the trustee or receiver shall cure) any and all previous defaults under the unexpired Lease and shall compensate Landlord for all actual pecuniary loss and shall provide adequate assurance of future performance under said lease to the reasonable satisfaction of Landlord.

     Nothing contained in this Paragraph shall affect the existing right of Landlord to refuse to accept an assignment upon commencement of or in connection with a bankruptcy, liquidation, reorganization or insolvency action or an assignment of Tenant for the benefit of creditors or other similar act. Nothing contained in this Lease shall be construed as giving or granting or creating an equity in the demised Premises to Tenant. In no event shall the leasehold estate under this Lease, or any interest therein, be assigned by voluntary or involuntary bankruptcy proceeding without the prior written consent of Landlord. In no event shall this Lease or any right or privileges hereunder be an asset of Tenant under any bankruptcy, insolvency or reorganization proceedings.

     B. Tenant's Default. The failure to perform or honor any covenant, condition or representation made under this Lease shall constitute a default hereunder by Tenant upon expiration of the appropriate grace period hereinafter provided. Tenant shall have a period of three (3) days from the date of written notice from Landlord, in the manner prescribed in Section 1162 of the California Code of Civil Procedure, within which to cure any default in the payment of Basic or Additional Rent or adjustment thereto. Tenant shall have a period of thirty (30) days from the date of written notice from Landlord within which to cure any other default under this Lease; provided, however, that if the nature of Tenant's failure is such that more than thirty (30) days is reasonably required to cure the same, Tenant shall not be in default so long as Tenant commences performance within such thirty (30) day period and thereafter prosecutes the same to completion. Upon an uncured default of this Lease by Tenant, Landlord shall have the following rights and remedies in addition to any other rights or remedies available to Landlord at law or in equity:

                                                  Landlord's Initials: Q/M
                                                                      ---------
                                                  Tenant's Initials:  DOB
                                                                      ---------
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


          (1) The rights and  remedies  provided  for by  California  Civil Code
Section 1951.2, including but not limited to, recovery of the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of rental loss for the same period that Tenant proves could be reasonably avoided, as computed pursuant to subsection (b) of said Section 1951.2. Any proof by Tenant under subparagraphs
(2) and (3) of Section 1951.2 of the amount of rental loss that could be reasonably avoided shall be made in the following manner: Landlord and Tenant shall each select a licensed real estate broker in the business of renting property of the same type and use as the Premises and in the same geographic vicinity. Such two real estate brokers shall select a third licensed real estate broker, and the three licensed real estate brokers so selected shall determine the amount of the rental loss that could be reasonably avoided from the balance of the term of this Lease after the time of award. The decision of the majority of said licensed real estate brokers shall be final and binding upon the parties hereto.

          (2) The rights and remedies provided by California Civil Code Section 1954, which allows Landlord to continue the Lease in effect after Tenant's breach and abandonment and to enforce all of its rights and remedies under this Lease, including the right to recover rent as it becomes due, for so long as Landlord does not terminate Tenant's right to possession; acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver upon Landlord's initiative to protect its interest under this Lease shall not constitute a termination of Tenant's right to possession.

          (3) The right to terminate this Lease by giving notice to Tenant in accordance with applicable law.

          (4) To the extent permitted by law, the right and power to enter the Premises and remove therefrom all persons and property, to store such property in a public warehouse or elsewhere at the cost of and for the account of Tenant, and to sell such property and apply such proceeds therefrom pursuant to applicable California law. Landlord may, from time to time, sublet the Premises or any part thereof for such term or terms (which may extend beyond the term of this Lease) and at such rent and such other terms as Landlord in its sole discretion may deem advisable, with the right to make alterations and repairs to the Premises. Upon each subletting, (i) Tenant shall be immediately liable to pay Landlord, in addition to indebtedness other than rent due hereunder, the cost of such subletting, including but not limited to, reasonable attorney's fees and costs, and any real estate commissions actually paid, and the cost of such alterations and repairs incurred by Landlord and the amount, if any, by which the rent hereunder for the period of such subletting (to the extent such period does not exceed the term hereof) exceeds the amount to be paid as rent for the Premises for such period or (ii) at the option of Landlord, rents received from such subletting shall be applied first to payment of indebtedness other than rent due hereunder from Tenant to Landlord; second, to the Payment of any costs of such subletting and of such alterations and repairs; third to payment of rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same becomes due hereunder. If Tenant has been credited with any rent to be received by such subletting under option (i) and such rent shall not be promptly paid to Landlord by the subtenant(s), or if such rentals received from such subletting under option (ii) during any month be less than that to be paid during that month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. No taking possession of the Premises by Landlord shall be construed as an election on its part to terminate this Lease unless a written notice of such intention be given to Tenant. Notwithstanding any such subletting without termination, Landlord may at any time hereafter elect to terminate this Lease for such previous breach.

          (5) The right to have a receiver appointed for Tenant upon application by Landlord, to take possession of the Premises and to apply any rental collected from the Premises and to exercise all other rights and remedies granted to Landlord pursuant to subparagraph 4 above.

25. ABANDONMENT. Tenant shall not vacate or abandon the Premises at any time during the term of this Lease (except that Tenant may vacate so long as it pays rent, provides an on-site security guard during normal business hours from Monday through Friday, and otherwise performs its obligations hereunder), and if Tenant shall abandon, vacate or surrender said Premises, or be dispossessed by the process of law, or otherwise, any personal property belonging to Tenant and left on the Premises shall be deemed to be abandoned, at the option of Landlord, except such property as may be mortgaged to Landlord.

26. DESTRUCTION. In the event the Premises are destroyed in whole or in part from any cause, except damage and destruction caused from vandalism or accident for which Tenant is responsible for under Paragraph 12, Landlord may, at its option:

          (a) Rebuild or restore the Premises to their condition prior to the damage or destruction, or

          (b) Terminate this Lease (providing that the Premises is damaged to the extent of 33 1/3% of the replacement cost or to any extent if the damage is not covered by insurance).

     Landlord shall give Tenant notice in writing within thirty (30) days from the destruction of the Premises of its election to either rebuild and restore them, or to terminate this Lease. In the event Landlord agrees to rebuild or restore the Premises, Landlord shall do so promptly at its expense. Tenant shall be entitled to a reduction in rent while such repair is being made in the proportion that the area of the Premises rendered untenantable by such damage bears to the total area of the Premises. If Landlord initially estimates that the rebuilding or restoration will exceed 180 days or if Landlord does not complete the rebuilding or restoration within one hundred eighty (180) days following the date of destruction (such period of time to be extended for delays caused by the fault or neglect of Tenant or because of Acts of God, acts of public agencies, labor disputes, strikes, fires, freight embargoes, rainy or stormy weather, inability to obtain materials, supplies or fuels, acts of contractors or subcontractors, or delay of the contractors or subcontractors due to such causes or other contingencies beyond the control of Landlord), then Tenant shall have the right to terminate this Lease by giving thirty (30) days prior written notice to Landlord. Notwithstanding anything herein to the contrary, Landlord's obligation to rebuild or restore shall be limited to the Building and interior improvements constructed by Landlord as they existed as of the commencement date of the Lease and shall not include restoration of Tenant's trade fixtures, equipment, (including telecommunication equipment, whether or not located within the Premises), merchandise, or any improvements, alterations, or additions made by Tenant to the Premises, which Tenant shall forthwith replace or fully repair at Tenant's sole cost and expense provided this Lease is not cancelled according to the provisions above.

     Unless this Lease is terminated pursuant to the foregoing provisions, this Lease shall remain in full force and effect. Tenant hereby expressly waives any statutory rights of termination which may arise by reason of any partial or total destruction of Premises.

     In the event that the Building in which the Premises are situated is damaged or destroyed to the extent of not less than 33 1/3% of the replacement costs thereof, Landlord may elect to terminate this Lease, whether the Premises be injured or not. In the event the destruction of the Premises is caused by Tenant, Tenant shall pay the deductible portion of Landlord's insurance proceeds.

27. EMINENT DOMAIN. If all or any part of the Premises shall be taken by any public or quasi-public authority under the power of eminent domain or conveyance in lieu thereof, this Lease shall terminate as to any portion of the Premises so taken or conveyed on the date when title vests in the condemnor, and Landlord shall be entitled to any and all payment, income, rent, award, or any interest therein whatsoever which may be paid or made in connection with such taking or conveyance, and Tenant shall have no claim against Landlord or otherwise for the value or any unexpired term of this Lease. Notwithstanding the foregoing Paragraph, any compensation specifically awarded Tenant for loss of business, Tenant's personal property, moving cost or loss of goodwill, shall be and remain the property of Tenant.

     If (i) any action or proceeding is commenced for such taking of the Premises or any part thereof, or if Landlord is advised in writing by any entity or body having the right or power of condemnation of its intention to condemn the Premises or any portion thereof, or (ii) any of the foregoing events occur with respect to the taking of any other space in the Complex, or if any such spaces are taken or conveyed in lieu of such taking and Landlord shall decide to discontinue the use and operation of the Complex, or decide to demolish, alter or rebuild the Complex, then, in any of such events Landlord shall have the right to terminate this Lease by giving Tenant written notice thereof within sixty (60) days of the date or receipt of said written advice, or commencement of said action or proceeding, taking or conveyance, which termination shall take place as of the first to occur of the last day of the calendar month next following the month in which such notice is given or the date on which title to the Premises shall vest in the condemnor.

     In the event of a partial taking or conveyance of the Premises, if the portion of the Premises taken or conveyed is so substantial that the Tenant can no longer reasonably conduct its business, Tenant shall have the privilege of terminating this Lease within sixty (60) days from the date of such taking or conveyance, upon written notice to Landlord of its intention to do so, and upon giving of such notice this Lease shall terminate on the last day of the calendar month next following the month in which such notice is given, upon payment by Tenant of the rent from the date of such taking or conveyance to the date of termination.
                                                  Landlord's Initials: Q/M
                                                                      ---------
                                                  Tenant's Initials:  DOB
                                                                      ---------
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

     If a portion of the Premises be taken by condemnation or conveyance in lieu thereof and neither Landlord nor Tenant shall terminate this Lease as provided herein, this lease shall continue in full force and effect as to the part of the Premises not so taken or conveyed, and the rent herein shall be apportioned as of the date of such taking or conveyance so that thereafter the rent to be paid by Tenant shall be in the ratio that the area of the portion of the Premises not so taken or conveyed bears to the total area of the Premises prior to such taking.

28. SALE OR CONVEYANCE BY LANDLORD. In the event of a sale or conveyance of the Complex or any interest therein, by any owner of the reversion then constituting Landlord, the transferor shall theraby be released from any further liability upon any of the terms, covenants or conditions (express or implied) herein contained in favor of Tenant, and in such event, insofar as such transfer is concerned, Tenant agrees to look solely to the responsibility of the successor in interest of such transferor in and to the Complex and this Lease. This Lease shall not be affected by any such sale or conveyance, and Tenant agrees to attorn to the successor in interest of such transferor.

29. ATTORNMENT TO LENDER OR THIRD PARTY. In the event the interest of Landlord in the land and buildings in which the leased Premises are located (whether such interest of Landlord is a fee title interest or a leasehold) is encumbered by deed of trust, and such interest is acquired by the lender or any third party through judicial foreclosure or by exercise of a power of sale at private trustee's foreclosure sale, Tenant hereby agrees to attorn to the purchaser at any such foreclosure sale and to recognize such purchaser as the Landlord under this Lease. In the event the lien of the deed of trust securing the loan from a Lender to Landlord is prior and paramount to the Lease, this Lease shall nonetheless continue in full force and effect for the remainder of the unexpired term hereof, at the same rental herein reserved and upon all the other terms, conditions and covenants herein contained.

30. HOLDING OVER. Any holding over by Tenant after expiration or other termination of the term of this Lease with the written consent of Landlord delivered to Tenant shall not constitute a renewal of the Lease or give Tenant any rights to the Premises except as expressly provided in this Lease. Any holding over after the expiration or other termination of the term of this Lease, with the consent of Landlord, shall be construed to be a tenancy from month to month, on the same terms and conditions herein specified insofar as applicable except that the monthly Basic Rent shall be increased to an amount equal to one hundred fifteen (115%) percent of the monthly Basic Rent required during the test month of the Lease term.

31. CERTIFICATE OF ESTOPPEL. Tenant shall within ten (10) days after written notice from Landlord at any time, execute, acknowledge and deliver to Landlord a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults, if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises. Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant that this Lease is in full force and effect, without modification except as may be represented by Landlord, that there are no uncured defaults in Landlord's performance, and that not more than one month's rent has been paid in advance.

32. CONSTRUCTION CHANGES. It is understood that the description of the Premises and the location of ductwork, plumbing and other facilities therein are subject to such minor changes as Landlord or Landlord's architect determines to be desirable in the course of construction of the Premises, and no such changes, or any changes in plans for any other portions of the Complex shall affect this Lease or entitle Tenant to any reduction of rent hereunder or result in any liability of Landlord to Tenant. Landlord does not guarantee the accuracy of any drawings supplied to Tenant and verification of the accuracy of such drawings rests with Tenant.

33. RIGHT OF LANDLORD TO PERFOM. All terms, covenants and conditions of this Lease to be performed or observed by Tenant shall be performed or observed by Tenant at Tenant's sole cost and expense and without any reduction of rent. If Tenant shall fail to pay any sum of money, or other rent, required to be paid by it hereunder or shall fail to perform any other term or covenant hereunder on its part to be performed, and such failure shall continue for five (5) days after written notice thereof by Landlord, Landlord, without waiving or releasing Tenant from any obligation of Tenant hereunder, may, but shall not be obligated to, make any such payment or perform any such other term or covenant on Tenant's part to be performed. All sums so paid by Landlord and all necessary costs of such performance by Landlord together with interest thereon at the rate of interest specified in Paragraph 44 below, shall be paid (and Tenant covenants to make such payments) to Landlord, and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of nonpayment by tenant as in the case of failure by Tenant in the payment or rent hereunder.

34. ATTORNEY'S FEES. In the event that either Landlord or Tenant should bring suit for the possession of the Premises, for the recovery of any sum due under this Lease, or because of the breach of any provision of this Lease, or for any other relief against the other party hereunder, then all costs and expenses, including reasonable attorneys' fees, incurred by the prevailing party therein shall be paid by the other party, which obligation on the part of the other party shall be deemed to have accrued on the date of the commencement of such action and shall be enforceable whether or not the action is prosecuted to judgment. Should Landlord be named as a defendant in any suit brought against Tenant in connection with or arising out of Tenant's occupancy hereunder, Tenant shall pay to Landlord its costs and expenses incurred in such suit, including a reasonable attorney's fee.

35. WAIVER. The waiver by either party of the other party's failure to perform or observe any term, covenant or condition herein contained to be performed or observed by such waiving party shall not be deemed to be a waiver of such term, covenant or condition of any subsequent failure of the party failing to perform or observe the same or any other such term, covenant or condition therein contained, and no custom or practice which may develop between the parties hereto during the term hereof shall be deemed a waiver of, or in any way affect, the right of either party to insist upon performance and observance by the other party in strict accordance with the terms hereof.

36. NOTICES. All notices, demands, requests, advises or designations (collectively "Notices") which may be or are required to be given by either party to the other hereunder shall be in writing. All notices shall be sufficiently given, made or delivered if (i) to Tenant, personally served on Tenant by leaving the same at the Premises, or (ii) to Landlord, if personally served on a general partner of Landlord executing this Lease. Notice shall also be sufficiently given, made or delivered if sent by (a) postage prepaid United States mail or overnight courier, addressed as specified in Paragraph 1.K, or
(b) facsimile transmission to the numbers specified in Paragaph 1.K, with confirming copy sent by United States mail. Each Notice referred to in this Paragraph shall be deemed received on the date of the personal service or facsimile transmission, the next business day after sending via overnight courier, or on the third (3rd) day after mailing thereof by United States Mail, as the case may be.

37. EXAMINATION OF LEASE. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and this instrument is not effective as a lease or otherwise until its execution and delivery by both Landlord and Tenant.

38. DEFAULT BY LANDLORD. Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event earlier than thirty (30) days after written notice by Tenant to Landlord and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have heretofore been furnished to Tenant in writing, specifying wherein landlord has failed to perform such obligations; provided, however, that if the nature of Landlord's obligations is such that more than thirty (30) days are required for performance, then Landlord shall not be in default if Landlord commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion.

39. CORPORATE AUTHORITY. If Tenant is a corporation (or a partnership) each individual executing this Lease on behalf of said corporation (or partnership) represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said corporation (or partnership) in accordance with the by-laws of said corporation (or partnership in accordance with the partnership agreement) and that this Lease is binding upon said corporation (or partnership) in accordance with its terms. If Tenant is a corporation, Tenant shall, within thirty (30) days after execution of this Lease, deliver to Landlord a certified copy of the resolution of the Board of Directors of said corporation authorizing or ratifying the execution of this Lease.

40. LIMITATION OF LIABILITY. In consideration of the benefits accruing hereunder, Tenant and all successors and assigns covenant and agree that, in the event of any actual or alleged failure, breach or default hereunder by Landlord:

          (i) the sole and exclusive remedy shall be against Landlord and Landlord's assets;

          (ii) no partner of Landlord shall be sued or named as a party in any suit or action (except as may necessary to secure jurisdiction of the partnership);

                                                  Landlord's Initials: Q/M
                                                                      ---------
                                                  Tenant's Initials:  DOB
                                                                      ---------
NNN

        (iii) no service of process shall be made against any partner of Landlord (except as may be necessary to secure jurisdiction of the partnership);

         (iv) no partner of Landlord shall be required to answer or otherwise plead to any service of process;

          (v)  no judgment will be taken  against any partner of Landlord;

         (vi) any judgment taken against any partner of Landlord may be vacated and set aside at any time without hearing;

        (vii) no writ of execution will ever be levied against the assets of any partner of Landlord;

       (viii) these covenants and agreements are enforceable both by Landlord and also by any partner of Landlord.

Tenant agrees that each of the foregoing covenants and agreements shall be applicable to any covenant or agreement either expressly contained in this Lease or imposed by statute or at common law.

41. BROKERS. Tenant warrants that it had dealings with only the real estate broker(s) or agent(s) specified in Paragraph 1.L in connection with the negotiation of this Lease and that it knows of no other real estate broker or agent who is entitled to a commission in connection with this Lease. Tenant agrees to indemnify Landlord for any and all costs, expenses and damages (including attorney's fees and costs) arising out of any allegations or claim by any third party for a commission or fee in connection with the negotiation of this Lease.

42. SIGNS. No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed or printed or affixed on or to any part of the outside of the Premises or any exterior windows of the Premises without the written consent of Landlord first had and obtained and Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to and at the expense of Tenant. If Tenant is allowed to print or affix or in any way place a sign in, on or about the Premises, upon expiraion or other sooner termination of this Lease, Tenant at Tenant's sole cost and expense shall both remove such sign and repair all damage in such a manner as to restore all aspects of the appearance of the Premises to the condition prior to the placement of said sign.

     All approved signs or lettering on outside doors shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved of by Landlord.

     Tenant shall not place anything or allow anything to be placed near the glass of any window, door partition or wall which may, in Landlord's judgment, appear unsightly from outside the Premises.

43.  HAZARDOUS MATERIALS.

     A. Definitions. As used herein, the term "Hazardous Material" shall mean any substance or material which has been determined by any state, federal, or local government authority to be capable of posing a risk of injury to health, safety or property including all of those materials and substances designated as hazardous or toxic by the Environmental Protection Agency, the California Water Quality Control Board, the Department of Labor, the California Department of Industrial Relations, the Department of Transportation, the Department of Agriculture, the Department of Human Services, the Food and Drug Agency or any other governmental agency which regulates hazardous or toxic substances in the environment. Without limiting the generality of the foregoing, the term "Hazardous Materials" shall include all of those materials and substances defined as "Toxic Materials" in Sections 66680 through 66685 of Title 22 of the Callfornia Administrative Code, Division 4, Chapter 30, as the same shall be amended from time to time.

     B. Use Restriction. Subject to the terms and conditions set forth herein, Landlord acknowledges that so long as the original party named herein as Tenant remains the Tenant under this Lease, Tenant shall be permitted to use and store in the Premises only the substances listed on Exhibit E attached hereto (however, the inclusion of Exhibit E shall in no way be deemed to create any obligation on Landlord's part to review the list of Hazardous Materials for conformity to laws). Except as specifically allowed in this Lease, Tenant shall not cause or permit any Hazardous Material to be used, stored, or disposed of in or about the Premises, or any other land or improvements in the vicinity of the Premises. The appearance of any Hazardous Material that is not permitted by this Lease in or about the Premises shall be deemed an event of default. Without limiting the generality of the foregoing, Tenant, at its sole cost, shall comply with all laws relating to the storage, use and disposal of Hazardous Materials. If the presence of Hazardous Materials on the Premises caused or permitted by Tenant results in contamination of the Premises or any soil in or about the Premises, Tenant, at its expense, shall promptly take all actions necessary to return the same to the condition existing prior to the appearance of such Hazardous Materials.

     Tenant shall defend, hold harmless and indemnify Landlord and its agents and employees with respect to all claims, damages and liabilities arising out of or in connection with any storage, use or disposal of Hazardous Materials in or about the Premises. Tenant shall not suffer any lien to be recorded against the Premises as a consequence of a Hazardous Material, including any so-called state, federal or local "super fund" lien related to the "clean up" of a Hazardous Material in or about the Premises.

     C. Compliance. Tenant shall immediately notify Landlord of any inquiry, test, investigation, or enforcement proceeding by or against Tenant or the Premises concerning a Hazardous Material. Tenant acknowledges that Landlord, as the owner of the Premises, at its election, shall have the sole right, at Tenant's expense, to negotiate, defend, approve and appeal any action taken or order issued with regard to a Hazardous Material by an applicable governmental authority. Landlord shall have the right to appoint a consultant, at Tenant's expense, to conduct an investigation to determine whether Hazardous Materials are being used, stored and disposed of in an appropriate manner. Tenant, at its expense, shall comply with all recommendations of the consultant.

     D. Certification Upon Termination of Lease. Upon the expiration or earlier termination of the Lease, Tenant, at its sole cost, shall remove all Hazardous Materials from the Premises and shall provide a certificate to Landlord at Landlord's request certifying that there is no contamination of soil in or about the Premises and that there is no other contamination of Hazardous Materials in the Premises. If Tenant fails to so surrender the Premises, Tenant shall indemnify and hold Landlord harmless from all damages resulting from Tenant's failure to surrender the Premises as required by this Paragraph, including without limitation any claims or damages in connection with the condition of the Premises such as damages occasioned by the inability to relet the Premises or a reduction in the fair market and/or rental value of the Premises by reason of the existence of any Hazardous Materials in or around the Premises.

     E. Clean-Up Activities. If any action is required to be taken by a governmental authority to clean-up Hazardous Materials from the Premises and such action is not completed prior to the expiration or earlier termination of the Lease, Tenant shall be deemed to have impermissibly held over until such time as such required action is completed, and in addition to the requirements of Paragraph 30, Landlord shall be entitled to all damages directly or indirectly incurred in connection with such holding over, including without limitation, damages occasioned by the inability to re-let the Premises or a reduction of the fair market and/or rental value of the Premises.

44. INTEREST. Any sum accruing to Landlord under the provisions of this Lease which shall not be paid by Tenant within thirty (30) days after such sum becomes due, shall bear interest from the expiration of such 30 day period, until paid, at the rate at twelve percent (12%) per annum.

45.  MISCELLANEOUS AND GENERAL PROVISIONS.

     A. Use of Building Name. Tenant shall not, without the written consent of Landlord, use the name of the Building for any purpose other than as the address of the business conducted by Tenant in the Premises.

     B. Governing Law; Partial Invalidity. This Lease shall in all respects be governed by and construed in accordance with the laws of the State of California. If any provision of this Lease shall be invalid, unenforceable or ineffective for any reason whatsoever, all other provisions hereof shall be and remain in full force and effect.

     C. Definitions; Binding Effect. The term "Premises" includes the space leased hereby and any improvements now or hereafter installed therein or attached thereto. The term "Landlord" or any pronoun used in place thereof includes the plural as well as the singular and the successors and assigns of Landlord. The term "Tenant" or any pronoun used in place thereof includes the plural as well as the singular and individuals, firms, associations, partnerships and corporations, and

                                                  Landlord's Initials: Q/M
                                                                      ---------
                                                  Tenant's Initials:  DOB
                                                                      ---------
NNN
their and each of their respective heirs, executors, administrators, successors and permitted assigns, according to the context hereof, and the provisions of this Lease shall inure to the benefit of and bind such heirs, executors, administrators, successors and permitted assigns.

     The term "person" includes the plural as well as the singular and individuals, firms, associations, partnerships and corporations. Words used in any gender include other genders. If there be more than one Tenant, the obligations of Tenant hereunder are joint and several. The paragraph headings of this Lease are for convenience of reference only and shall have no effect upon the construction or interpretation of any provision hereof.

     D. Time of the Essence. Time is of the essence of this Lease and of each and all of its provisions.

     E. Quitclaim of Leasehold Interest. At the expiration or earlier termination of this Lease, Tenant shall execute, acknowledge and deliver to Landlord, within ten (10) days after written demand from Landlord to Tenant, any quitclaim deed or other document required by any reputable title company licensed to operate in the State of California, to remove the cloud or encumbrance created by this Lease from the real property of which Tenant's Premises are a part.

     F. Entire Agreement. This instrument along with any exhibits, riders and attachments hereto constitutes the entire agreement between Landlord and Tenant relative to the Premises and this agreement and the exhibits and attachments may be altered, amended or revoked only by an instrument in writing signed by both Landlord and Tenant. Landlord and Tenant agree hereby that all prior or contemporaneous oral agreements between and among themselves and their agents or representatives relative to the Leasing of the Premises are merged in or revoked by this agreement.

     G. Recording of Lease. Neither Landlord nor Tenant shall record this Lease or a short form memorandum hereof without the consent of the other.

     H. Amendments Required by Lender. Tenant further agrees to execute any amendments required by a lender to enable Landlord to obtain financing, so long as Tenant's rights hereunder are not substantially affected.

     I. Air Rights Retained by Landlord. Tenant covenants and agrees that no diminution or shutting off of light, air or view by any structure which may be hereafter erected (whether or not by Landlord) shall in any way affect this Lease, entitle Tenant to any reduction of rent hereunder or result in any liability of Landlord to Tenant.

     J. Early Occupancy. If Tenant occupies the Premises prior to the Commencement Date, such occupancy shall be subject to all of the provisions of this Lease, and Tenant shall pay Base Rent, Additional Rent and all other charges specified in this Lease for the early occupancy period. Early occupancy of the Premises by Tenant shall not advance the termination date of this Lease.

     IN WITNESS WHEREOF, Landlord and Tenant have executed and delivered this Lease as of the day and year first above written.

     Because of city requirments, minor changes in plans and specifications are acceptable.


LANDLORD: Geomax                             TENANT: Elantec, Inc.


By   George L. Quinn, Jr.                    By   David O'Brien
  --------------------------------             ---------------------------------
 Print Name                                    Print Name

  /s/ George L. Quinn, Jr.                     /s/ David O'Brien
  --------------------------------             ---------------------------------
  Signature                                    Signature

  Partner                                      Chief Executive Officer
  --------------------------------             ---------------------------------
  Title of Signatory                           Title of Signatory


By   Max Gahrahmat                           By
  --------------------------------             ---------------------------------
 Print Name                                    Print Name

  /s/ Max Gahrahmat
  --------------------------------             ---------------------------------
  Signature                                    Signature

  Partner
  --------------------------------             ---------------------------------
  Title of Signatory                           Title of Signatory




NNNLEASE.MFD
7.20.94
                                                  Landlord's Initials:  Q/M
                                                                      ---------
                                                  Tenant's Initials:  DOB
                                                                      ---------
NNN

                                   EXHIBIT A

                          LEGAL DESCRIPTION OF COMPLEX

The real property referred to in this Lease as the "Complex" shall mean and include all that certain real property situated in the County of Santa Clara, State of California, more particularly described as follows:

The real property located at Santa Clara County, APN: 086-36-045, and further described as approximately 23,886 square feet on 1.54 acres of land.


                                                  Landlord's Initials:  Q/M
                                                                      ---------
                                                  Tenant's Initials:  DOB
                                                                      ---------
NNN

                                   EXHIBIT B

                       SITE PLAN OF COMPLEX AND BUILDING


                          [Drawing on file at Company]



                                                  Landlord's Initials:  Q/M
                                                                      ---------
                                                  Tenant's Initials:  DOB
                                                                      ---------
NNN

                                   EXHIBIT C

                         TENANT IMPROVEMENTS WORKLETTER
                                 [To Be Added]

Landlord, at Landlord's sole cost and expense, shall provide a Tenant Improvement Allowance ("Allowance") of $20.00 per square foot ($477,720.00) to contractor for Tenant's interior improvements. Said allowance shall be inclusive of costs associated with plans, architectural drawings, engineering, materials, etc.

In the event Tenant does not use the entire $20.00 per square foot Allowance, the rental rates in Section 1.D., above, will be reduced by $.013 per one dollar per square foot not used.

In the event the improvements tenant desires exceeds said Twenty dollars ($20.00) Allowance the cost above the allowance will be borne by Tenant.


                                                  Landlord's Initials:  Q/M
                                                                      ---------
                                                  Tenant's Initials:  DOB
                                                                      ---------

NNN

                                   EXHIBIT D

                         ACKNOWLEDGMENT OF COMMENCEMENT

Landlord:      Geomax

Tenant:        Elantec, Inc.

Complex:       Tarob - 2

Premises:      Trade Zone Boulevard

For the Lease dated February 20, 1996, the undersigned hereby certifies:


       I. That the undersigned Tenant occupies the above-described Premises consisting of approximately ________________________ square feet.

      II. That the initial Lease term commenced on _____________________, 19____ and will terminate on _____________________, 19____ .

     III. That Tenant's obligation to pay monthly Basic Rent in the amount of $________ commenced or will commence on _________________, 19____ .


      IV. That a security deposit of $_______________ has been paid by Tenant to Landlord.

       V. That all construction to be performed by Landlord, is complete and has been accepted by Tenant.

Dated as of this _____ day of _____________________, 19____ .



LANDLORD: Geomax                             TENANT: Elantec, Inc.


By   George L. Quinn, Jr.                    By   David O'Brien
  --------------------------------             ---------------------------------
 Print Name                                    Print Name

  /s/ George L. Quinn, Jr.                     /s/ David O'Brien
  --------------------------------             ---------------------------------
  Signature                                    Signature

  Partner                                      Chief Executive Officer
  --------------------------------             ---------------------------------
  Title of Signatory                           Title of Signatory


By   Max Gahrahmat                           By
  --------------------------------             ---------------------------------
 Print Name                                    Print Name

  /s/ Max Gahrahmat
  --------------------------------             ---------------------------------
  Signature                                    Signature

  Partner
  --------------------------------             ---------------------------------
  Title of Signatory                           Title of Signatory

              DO NOT EXECUTE UNTIL THE EXACT COMMENCEMENT DATE HAS
            BEEN ESTABLISHED PURSUANT TO PARAGRAPH 5.B OF THE LEASE.


                                                  Landlord's Initials:  Q/M
                                                                      ---------
                                                  Tenant's Initials:  DOB
                                                                      ---------

NNN

                                   EXHIBIT E

                              HAZARDOUS MATERIALS

     Subject to the terms and conditions set forth in Paragraph 43 of the Lease, so long as the original party named therein as Tenant remains the Tenant under the Lease, Tenant shall be permitted to use and store in the Premises only the substances listed below:


                                                  Landlord's Initials:  Q/M
                                                                      ---------
                                                  Tenant's Initials:  DOB
                                                                      ---------

NNN